Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.2569%


        Excess Protection Level
          3 Month Average   6.06%
            March, 1999   6.63%
            February, 1999   5.97%
            January, 1999   5.59%


        Cash Yield                                  19.18%


        Investor Charge Offs                         5.12%


        Base Rate                                    7.43%


        Over 35 Day Delinquency                      4.94%


        Seller's Interest                            6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $40,628,355,078.94


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $2,576,435,560.45